UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2024

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38323	82-3074668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4870 Sadler Road, Suite 300

Glen Allen, VA 23060

(Address of principal executive offices and zip code)

(804) 487-8196

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ADIL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2024, Adial Pharmaceuticals, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved Amendment No. 6 to the Company’s 2017 Equity Incentive Plan to increase the number of shares of common stock that the Company will have authority to grant under the plan from 500,000 to 2,000,000. A description of the 2017 Equity Incentive Plan, as amended, is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on September 27, 2024 with the Securities and Exchange Commission (the “Definitive Proxy Statement”) in the section entitled “Proposal 3—APPROVAL OF AN AMENDMENT TO OUR 2017 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN FROM 500,000 TO 2,000,000”, which is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of Amendment No. 6 to the 2017 Equity Incentive Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 12, 2024, at the Annual Meeting, the Company’s stockholders voted on the following five (5) proposals and votes were cast as described below. These matters are described in detail in the Definitive Proxy Statement.

The final results for Proposals 1, 2, 3, 4 and 5 as set forth in the Definitive Proxy Statement are as follows:

Proposal 1 — Election of Directors

The following two (2) individuals were re-elected as Class III directors, each to serve a three-year term expiring at the Company’s 2027 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
(1) J. Kermit Anderson	613,616	145,840	2,307,439
(2) James W. Newman, Jr.	591,083	168,373	2,307,439

Proposal 2 — Ratification of the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024

The stockholders ratified and approved the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, based on the votes listed below:

Votes For	Votes Against	Abstentions
2,965,975	92,208	8,712

Proposal 3 — Approval of an amendment to the Company’s 2017 Equity Incentive Plan to increase the number of shares of common stock authorized for grant under the plan from 500,000 to 2,000,000

The stockholders approved the amendment (Amendment No. 6) to the Company’s 2017 Equity Incentive Plan to increase the number of shares of common stock authorized for grant under the 2017 Equity Incentive Plan from 500,000 to 2,000,000 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
528,590	215,365	15,501	2,307,439

Proposal 4 — Approval, on an advisory basis, the compensation of our named executive officers, as disclosed in the 2024 proxy statement

The stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in the 2024 proxy statement, based on the votes below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
528,590	215,365	15,501	2,307,439

Proposal 5 — Approval, on an advisory basis, a frequency for holding an advisory vote on executive compensation

The stockholders approved, on an advisory basis, a three year frequency for holding an advisory vote on executive compensation based on the votes below:

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstentions	Broker Non-Votes
238,680	10,929	477,345	32,502	2,307,439

The Company’s Board of Directors has considered the results of the non-binding, advisory vote on the frequency of future advisory votes on executive compensation. In light of the results of such vote, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation every three years until the next vote on the frequency of such votes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Amendment No. 6 to the Adial Pharmaceuticals, Inc. 2017 Equity Incentive Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2024	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ Cary J. Claiborne
	Name:	Cary J. Claiborne
	Title:	President and Chief Executive Officer

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